                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT, dated as of October 8, 1997 (the "Agreement"), is entered into by and between ElderTrust, a real estate investment trust organized under the laws of the State of Maryland (the "Company"), and Edward B. Romanov, Jr., President and Chief Executive Officer of the Company (the "Subscriber").

         The Subscriber desiring to subscribe for and acquire common shares of beneficial interest, $ 01 par value per share, of the Company (the "Common Shares"), and the Company, desiring to issue such Common Shares to the Subscriber, agree as follows:

         1. Subscription for and Issuance of Shares. For the consideration stated in this Section 1, the Subscriber subscribes for and agrees to acquire, and the Company accepts such subscription and agrees to issue to the Subscriber, Two Hundred Thousand (200,000) Common Shares (the "Shares") at the public offering price per share in the Company's initial public offering (the "Initial Public Offering Price") for a total subscription price equal to the number of Shares multiplied by the Initial Public Offering Price (the "Subscription Price"). Payment of the Subscription Price shall be made by Subscriber's delivery to the Company at the closing of the Company's initial public offering (the "Closing"), of a note in the form attached hereto as Exhibit A (the "Note"). The Company shall acknowledge receipt from the Subscriber of the Subscription Price, tendered by delivery of the Note to the Company and, at such time, the Subscriber shall acknowledge receipt of the certificate or certificates evidencing the Shares issuable to the Subscriber, registered in the name of the Subscriber.

         2. Representations and Warranties of the Company. The Company hereby represents and warrant to the Subscriber as follows:

             (a) Organization. The Company is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with full power to own its properties and to carry on its business as proposed to be conducted and to enter into and perform this Agreement.

             (b) Authorization. All action necessary to authorize the Company to enter into this Agreement and to perform the covenants and agreements hereunder has been duly and validly taken. Neither the execution of this Agreement nor the performance by the Company of its covenants and agreements hereunder violates or will violate any provisions of the Declaration of Trust, as amended, or By-Laws of the Company or of any agreement, document or instrument to which it is a party or by which it is bound.

         3. Subscriber's Representations, Warranties, Acknowledgments and Covenants. The Subscriber acknowledges, represents and warrants to the Company as follows:

             (a) Investor Qualifications,

                 The Subscriber is an "accredited investor" (as defined in Rule 501 of the Regulation D promulgated under the Securities Act of 1933, as amended (the "1933 Act")), and (x) has been given an opportunity to ask, and to the extent the Subscriber has considered necessary, has asked questions of, and has received answers from, representatives of the Company concerning the terms of this investment and the affairs of the Company, and
                 (y) has been given or afforded access to all documents, records, books and additional information which the Subscriber has requested regarding such matters. In making this investment, the Subscriber is not relying on any oral information furnished by or oral representation made by the Company or by any one acting on behalf of the Company.

             (b) Subscriber's Awareness.

                 (i) The Subscriber understands that the offering and sale of the Shares has not been registered under the 1933 Act or under applicable state securities law in reliance upon exemptions therefrom. The Subscriber understands that the Shares must be held indefinitely unless the sale thereof is subsequently registered under the 1933 Act and under applicable state securities laws, or an exemption or exemptions from such registration is available, and that neither the Company nor any other person is required to register the Shares under the 1933 Act (except as provided in Section 4 below);



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

                 (ii) The Shares are being purchased by the Subscriber solely for the Subscriber's own account for investment, and not with a view to, or for resale in connection with, any distribution. The Subscriber acknowledges that, with the exception of the Company, no other person has a direct or indirect beneficial interest in such Shares, and that no other person has furnished, directly or indirectly, any part of the Subscription Price. The Subscriber does not intend to dispose of all or any part of such Shares and understands that such Shares are being offered and sold pursuant to a specific exemption under the provisions of the 1933 Act which exemption depends, among other things, upon the investment intent of the Subscriber;

                 (iii) The Subscriber understands that no federal or state
                       agency has passed upon the Shares or made any finding or determination as to the merits of this investment; and

                 (iv) The Subscriber further understands that the Shares shall be subject to (i) a lock-up agreement to be entered into by Subscriber and the representatives of the several underwriters in connection with the Company's planned initial public offering; and (ii) the Company's Declaration of Trust.

             (c) Authorization and Binding Obligation.

                 (i) The Subscriber has duly taken any and all action necessary to authorize such Subscriber's execution and performance of this Agreement in accordance with its terms;

                 (ii) This Agreement constitutes the valid and binding obligation of the Subscriber, enforceable in accordance with its terms; and

                 (iii) Neither the execution nor the performance of this
                       Agreement violates or will violate the terms of any agreement, document or instrument to which the Subscriber is a party or by which the Subscriber may be bound.

         4. Registration Rights. The Company hereby grants to Subscriber the same registration rights granted to holders of Registrable Securities as are set forth in Section 3 of the Registration Rights Agreement to be entered into by the Company with holders of limited partnership interests in the ElderTrust Limited Operating Partnership at the Closing. Upon Subscriber's acquisition of the Shares, Subscriber shall be deemed to have agreed to the same obligations as holders of Registrable Securities, and shall be entitled to the same benefits as holders of Registrable Securities, as are set forth in the Registration Agreement, as if Subscriber was a party to the Registration Agreement and Subscribers' Shares were Registrable Securities thereunder.

         5. Notices. Any notices or other communications shall be in writing and shall be deemed given if sent by certified or registered mail, return receipt requested, postage prepaid as follows:

             (a) if to the Company, to its then principal office;

             (b) if to the Subscriber, to the Subscriber's then last known principal residence address; or

             (c) to such other persons or at such other addresses as shall be furnished by either party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed.

         6. Binding Agreement. This Agreement shall bind and inure to the benefit of the respective parties hereto, their successors and assigns.

         7. Heading. The headings and descriptive titles contained in this Agreement are for convenience of reference only, and do not modify, limit or in any way define the interpretation or construction of the provisions of this Agreement.

         8. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and the Subscriber and supersedes all prior agreements or understandings relating to the subject matter hereof.

         9. Governing Law. This Agreement is made in the State of Maryland and shall be governed by, and construed in accordance with, the internal laws of said State without reference to any principles of conflicts of laws.

         10. Amendments. This Agreement may not be altered or amended except by a writing executed by any party against whom such alteration or amendment is sought to be enforced.

         11. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed to be an original, but both of which together shall constitute one and the same instrument

         12. Severability. Should any one or more of the provisions of this Agreement be determined to be illegal, invalid or unenforceable, all of the other provisions of this Agreement shall be given effect separately from such provision or provisions and shall not be affected by any such determination.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



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

                                            ELDERTRUST

                                               By: /s/ D. Lee McCreary, Jr.
                                                  ------------------------------
                                                  Name:  D. Lee McCreary, Jr.
                                                         -----------------------
                                                  Title: Chief Financial Officer
                                                         -----------------------
                                            SUBSCRIBER:

                                                   /s/ Edward B. Romanov, Jr.
                                                   -----------------------------
                                                   Edward B. Romanov, Jr.

                                                                       Exhibit A

                                 PROMISSORY NOTE

                                                                October __, 1997
$__________
                                                    Kennett Square, Pennsylvania

         FOR VALUE RECEIVED, the undersigned, Edward B. Romanov, Jr. ("Maker"), promises to pay to the order of ElderTrust ("ElderTrust"), a Maryland real estate investment trust ("Holder," which term shall include ElderTrust and any subsequent holder or assignee of this Note), with an office at 415 McFarlan Road, Suite 202, Kennett Square, PA 19348, the principal sum of _____________ Dollars ($_____________) with interest on the unpaid principal balance from time to time outstanding, at the rate set forth below, with payment of principal and interest to be made in lawful money of the United States, in immediately available funds, as follows:

     1.       Payment Terms.

          (a) Interest shall be computed on the basis of a three hundred sixty-five (365) day year, and for the actual number of days outstanding, at a rate per annum equal to seven percent (7.0%). Interest shall be payable quarterly in arrears, commencing on January 1, 1998, and continuing thereafter upon either: (a) the fifth (5th) business day after the scheduled quarterly dividend payment on ElderTrust common stock is made by ElderTrust, or if , for any quarter, no such dividend is paid, then (b) on the first day of each annualized quarterly period subsequent to the quarter ending January 1, 1998 (specifically, each April 1, July 1, October 1, and January 1) until the Maturity Date (as such term is hereinafter defined). The total unpaid principal balance and all accrued and unpaid interest shall be due and payable on the Maturity Date. All payment of principal or interest shall be made to the Holder of this Note not later than 1:00 p.m. on the date and at the place of payment designated by the Holder hereof as aforesaid (or at such other place as the Holder hereof may from time to time designate), and any payment received on such date but after such hour shall be deemed to have been paid to and received by the holder hereof on the next succeeding business day. If the date on which any payment is required to be made pursuant to this Note is not a business day, then such payment shall be due and payable on the next succeeding day which is not a Saturday, Sunday or legal holiday in the Commonwealth of Pennsylvania.

          (b) As used in the Note, the term "Maturity Date" shall mean the date which is the first to occur of (i) _________ ___, 2007, which is 10 years from the closing of ElderTrust's initial public offering; or (ii) the date on which the Maker is no longer employed, for any reason whatsoever other than death or the Onset of Disability (hereinafter defined), by ElderTrust or an affiliate thereof. For purposes of this subparagraph, "Onset of Disability" shall mean the first day on which Employee shall be unable to attend to the regular affairs of ElderTrust on a full time basis by reason of physical or mental incapacity, sickness or infirmity, which continues for more than six (6) months or for periods aggregating more than nine (9) months during any twenty-four (24) month period.

          (c) All payments hereof shall be made without reduction, and shall not be subject to any claim or offset of any kind or nature whatsoever.

         1.       Permitted Prepayments.

         Provided Maker is not in default under this Note or under any other document relating to or executed in connection with this Note (collectively, the "Documents"), the principal amount of this Note or any other amounts owed under this Note at any time, and from time to time, may be prepaid in whole or in part, together with interest accrued thereon to the date of such prepayment, without premium, upon not less than ten (10) days' prior written notice to the Holder at the place of payment designated above.

         2.       Events of Default.

         At the option of Holder, the principal amount of this Note shall be accelerated, and shall become immediately due and payable, without notice or demand, upon the occurrence at any time of any of the following ("Events of Default"):

               (a) failure to pay when due, as set forth herein, any principal or interest payments; or

               (b) the commencement of any case action or proceeding whether voluntary or involuntary (which, in the case of an involuntary proceeding, is not dismissed within sixty (60) days from the date it is filed), under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute, or any assignment for the benefit of creditors; or

               (c) the occurrence of any other default or breach by Maker of any other term or condition of this Note which remains uncured for more than ten (10) days; or

               (d) the occurrence of any other default or Event of Default under any other Document executed in connection herewith which is not cured within any cure period that may be provided for under any such Loan Document.

               (e) any representation or warranty made by Maker herein or in any Document executed in connection herewith which shall have been incorrect in any material respect when made.

         For purposes of subparagraphs (c), (d) and (e) hereof, provided Maker has shown evidence satisfactory to Holder in its sole discretion of Maker's good faith efforts to cure any default or Event of Default set forth in such subparagraph, then Holder agrees to forbear from exercising its rights hereunder until the earlier of an additional ninety (90) days or such time as Holder is no longer satisfied with Maker's good faith efforts to cure any such default or Event of Default.

         3.       Remedies.

         (a) If any payment, including each quarterly interest payment, required by this Note, is not made when due, such unpaid amount shall, itself, accrue interest. Additionally, upon any Event of Default under this Note, including any such payment default, the interest rate provided for herein shall immediately, without notice, increase to two percent (2%) over the interest rate set forth in paragraph (a) on page one hereof (the `"Default Interest Rate").

         (b) Upon the occurrence of an Event of Default, Holder may exercise any remedy provided hereunder, or at law, and subject to the provisions of paragraph 2.

         (c) Maker promises to pay all costs of collection, including without limitation, attorneys' fees, and all expenses in connection with the protection or realization on the collateral securing this Note, whether or not suit is brought hereon. Such costs and expenses shall include, without limitation, all fees, costs, attorneys' fees and expenses incurred by the Holder hereof in connection with any suit to enforce any Document, any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving Maker, which in any way affects the rights of the Holder to exercise its rights and remedies under this Note.

         4.       Miscellaneous.

         (a) Maker hereby expressly waives presentment, demand, protest, notices of protest, dishonor and non-payment of this Note and all notices of every kind. To the extent permitted by applicable law, the defense of the statute of limitations hereby is waived by Maker.

         (b) No single or partial exercise of any power hereunder or under any Document executed in connection herewith shall preclude other or further exercise thereof or the exercise of any other right or power in connection with the enforcement of this Note. No delay or omission on the part of the Holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

         (c) This Note shall be governed by and construed under the laws of, the Commonwealth of Pennsylvania. Maker hereby submits to personal jurisdiction in said State for the enforcement of Maker's obligations hereunder, and waives any and all rights to object to jurisdiction within such State in connection with litigation to enforce rights under this Note or any other Document executed in connection herewith. In the event such litigation is commenced, Maker agrees that service of process may be made and personal jurisdiction over Maker obtained, by service of a copy of the summons, complaint and other pleadings required to commence such litigation upon Maker at his place of business or last-known place of residence. Maker may designate a substitute agent, or change the address to which said copies shall be sent, by notice to Holder at the place designated for payment hereof by Holder.


                                     MAKER:

                                     -------------------------------------
                                     Edward B. Romanov, Jr.




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